                                                               Exhibit 10.20

                         INVESTMENT MANAGEMENT AGREEMENT


THIS AGREEMENT, made this 31st day of August, 1992, by and between WADDELL & REED FUNDS, INC. (hereinafter called "Fund"), and WADDELL & REED INVESTMENT MANAGEMENT COMPANY,

                                   WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

                           I. IN GENERAL

                                    Waddell & Reed Investment Management Company
agrees to act as investment adviser to Fund with respect to the investment of its assets and in general to supervise the investments of Fund, subject at all times to the direction and control of the Board of Directors of Fund, all as more fully set forth herein.

                           II. DUTIES OF WADDELL & REED INVESTMENT MANAGEMENT
COMPANY WITH RESPECT TO INVESTMENT OF ASSETS OF FUND

                                    A.  Waddell & Reed Investment Management
Company shall regularly provide investment advice to Fund and shall, subject to the succeeding provisions of this section, continuously supervise the investment and reinvestment of cash, securities or other property comprising the assets of the investment portfolios of Fund; and in furtherance thereof, Waddell & Reed Investment Management Company shall:

                                            1.  obtain and evaluate pertinent
information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or one or more of the portfolios of Fund, and whether concerning the individual companies whose securities are included in one or more of Fund's portfolios or the industries in which they engage, or with respect to securities which Waddell & Reed Investment Management Company considers desirable for inclusion in one or more of Fund's portfolios;

                                            2.  furnish continuously an
investment program for each of the portfolios of Fund;

                                            3.  determine what securities shall
be purchased or sold by Fund;

                                            4.  take, on behalf of Fund, all
actions which appear to Waddell & Reed Investment Management Company necessary to carry into effect such investment programs and supervisory functions as aforesaid, including the placing of purchase and sale orders.

                                    B.  Waddell & Reed Investment Management
Company shall make appropriate and regular reports to the Board of Directors of Fund on the actions it takes pursuant to Section II.A. above. Any investment programs furnished by Waddell & Reed Investment Management Company under this section, or any supervisory function taken hereunder by Waddell & Reed Investment Management Company shall at all times conform to and be in accordance with any requirements imposed by:

                                            1.  the provisions of the Investment
Company Act of 1940 and any rules or regulations in force thereunder;

                                            2.  any other applicable provision
of law;

                                            3.  the provisions of the Articles
of Incorporation of Fund as amended from time to time;

                                            4.  the provisions of the Bylaws of
Fund as amended from time to time;

                                            5.  the terms of the registration
statement of Fund, as amended from time to time, under the Securities Act of 1933 and the Investment Company Act of 1940.

                                    C.  Any investment programs furnished by
Waddell & Reed Investment Management Company under this section or any supervisory functions taken hereunder by Waddell & Reed Investment Management Company shall at all times be subject to any directions of the Board of Directors of Fund, its Executive Committee, or any committee or officer of Fund acting pursuant to authority given by the Board of Directors.

                           III. ALLOCATION OF EXPENSES

                                    The expenses of Fund and the expenses of
Waddell & Reed Investment Management Company in performing its functions under this Agreement shall be divided into two classes, to wit: (i) those expenses which will be paid in full by Waddell & Reed Investment Management Company as set forth in subparagraph "A" hereof, and (ii) those expenses which will be paid in full by Fund, as set forth in subparagraph "B" hereof.

                                    A.  With respect to the duties of Waddell &
Reed Investment Management Company under Section II above, it shall pay in full, except as to the brokerage and research services acquired through the allocation of commissions as provided in Section IV hereinafter, for (a) the salaries and employment benefits of all employees of Waddell & Reed Investment Management Company who are engaged in providing these advisory services; (b) adequate office space and suitable office equipment for such employees; and (c) all telephone and communications costs relating to such functions. In addition, Waddell & Reed Investment Management Company shall pay the fees and expenses of all directors of Fund who are employees of Waddell & Reed Investment Management Company or an affiliated corporation and the salaries and employment benefits of all officers of Fund who are affiliated persons of Waddell & Reed Investment Management Company.

                                    B. Fund shall pay in full for all of its
expenses which are not listed above (other than those assumed by Waddell & Reed Investment Management Company or one of its affiliates in its capacity as principal underwriter of the shares of Fund, as Shareholder Servicing Agent or as Accounting Services Agent for Fund), including (a) the costs of preparing and printing prospectuses and reports to shareholders of Fund, including mailing costs; (b) the costs of printing all proxy statements and all other costs and expenses of meetings of shareholders of Fund (unless Fund and Waddell & Reed Investment Management Company shall otherwise agree); (c) interest, taxes, brokerage commissions and premiums on fidelity and other insurance; (d) audit fees and expenses of independent accountants and legal fees and expenses of attorneys, but not of attorneys who are employees of Waddell & Reed Investment Management Company or an affiliated company; (e) fees and expenses of its directors not affiliated with Waddell & Reed, Inc.; (f) custodian fees and expenses; (g) fees payable by Fund under the Securities Act of 1933, the Investment Company Act of 1940, and the securities or "Blue-Sky" laws of any jurisdiction; (h) fees and assessments of the Investment Company Institute or any successor organization; (i) such nonrecurring or extraordinary expenses as may arise, including litigation affecting Fund, and any indemnification by Fund of its officers, directors, employees and agents with respect thereto; (j) the costs and expenses provided for in any Shareholder Servicing Agreement or Accounting Services Agreement, including amendments thereto, contemplated by subsection C of this Section III. In the event that any of the foregoing shall, in the first instance, be paid by Waddell & Reed Investment Management Company, Fund shall pay the same to Waddell & Reed Investment Management Company on presentation of a statement with respect thereto.

                                    C.  Waddell & Reed Investment Management
Company or an affiliate of Waddell & Reed Investment Management Company, may also act as (i) transfer agent or shareholder servicing agent of Fund and/or as
(ii) accounting services agent of Fund if at the time in question there is a separate agreement, "Shareholder Servicing Agreement" and/or "Accounting Services Agreement," covering such functions between Fund and Waddell & Reed Investment Management Company, or such affiliate. The corporation, whether Waddell & Reed Investment Management Company, or its affiliate, which is the party to either such Agreement with Fund is referred to as the "Agent." Each such Agreement shall provide in substance that it shall go into effect, or be amended, or a new agreement covering the same topics between Fund and the Agent may be entered into, only if the terms of such Agreement, such amendment or such new agreement have been approved by the Board of Directors of Fund, including the vote of a majority of the directors who are not "interested persons" as defined in the Investment Company Act of 1940, of either party to the Agreement, such amendment or such new agreement (considering Waddell & Reed Investment Management Company to be such a party even if at the time in question the Agent is an affiliate of Waddell & Reed Investment Management Company), cast in person at a meeting called for the purpose of voting on such approval. Such a vote is referred to as a "disinterested director" vote. Each such Agreement shall also provide in substance for its continuance, unless terminated, for a specified period which shall not exceed two years from the date of its execution and from year to year thereafter only if such continuance is specifically approved at least annually by a disinterested director vote, and that any disinterested director vote shall include a determination that (i) the Agreement, amendment, new agreement or continuance in question is in the best interests of Fund and its shareholders; (ii) the services to be performed under the Agreement, the Agreement as amended, new agreement or agreement to be continued are services required for the operation of Fund; (iii) the Agent can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services; and (iv) the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Any such Agreement may also provide in substance that any disinterested director vote may be conditioned on the favorable vote of the holders of a majority (as defined in or under the Investment Company Act of 1940) of the outstanding shares of each class or series of Fund. Any such Agreement shall also provide in substance that it may be terminated by the Agent at any time without penalty upon giving Fund one hundred twenty (120) days' written notice (which notice may be waived by Fund) and may be terminated by Fund at any time without penalty upon giving the Agent sixty (60) days' written notice (which notice may be waived by the Agent), provided that such termination by Fund shall be directed or approved by the vote of a majority of the Board of Directors of Fund in office at the time or by the vote of the holders of a majority (as defined in or under the Investment Company Act of 1940) of the outstanding shares of each class or series of Fund.

                           IV. BROKERAGE

                                    (a)  Waddell & Reed Investment Management
Company may select brokers to effect the portfolio transactions of Fund on the basis of its estimate of their ability to obtain, for reasonable and competitive commissions, the best execution of particular and related portfolio transactions. For this purpose, "best execution" means prompt and reliable execution at the most favorable price obtainable. Such brokers may be selected on the basis of all relevant factors including the execution capabilities required by the transaction or transactions, the importance of speed, efficiency, or confidentiality, and the willingness of the broker to provide useful or desirable investment research and/or special execution services. Waddell & Reed Investment Management Company shall have no duty to seek advance competitive commission bids and may select brokers based solely on its current knowledge of prevailing commission rates.

                                    (b)  Subject to the foregoing, Waddell &
Reed Investment Management Company shall have discretion, in the interest of Fund, to direct the execution of its portfolio transactions to brokers who provide brokerage and/or research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) for Fund and/or other accounts for which Waddell & Reed Investment Management Company or one or more of its affiliates exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934); and in connection with such transactions, to pay commission in excess of the amount another adequately qualified broker would have charged if Waddell & Reed Investment Management Company determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of Waddell & Reed Investment Management Company and its investment advisory affiliates with respect to the accounts for which they exercise investment discretion. In reaching such determination, Waddell & Reed Investment Management Company will not be required to attempt to place a specified dollar amount on the brokerage and/or research services provided by such broker; provided that Waddell & Reed Investment Management Company shall be prepared to demonstrate that such determinations were made in good faith, and that all commissions paid by Fund over a representative period selected by its Board of Directors were reasonable in relation to the benefits to Fund.

                                    (c)  Subject to the foregoing provisions of
this Paragraph "IV," Waddell & Reed Investment Management Company may also consider sales of Fund's shares and shares of investment companies distributed by Waddell & Reed, Inc. or one of its affiliates, and portfolio valuation or pricing services as a factor in the selection of brokers to execute brokerage and principal portfolio transactions.


                           V. COMPENSATION OF WADDELL & REED INVESTMENT
MANAGEMENT COMPANY

                                    As compensation in full for services
rendered and for the facilities and personnel furnished under sections I, II, and IV of this Agreement, Fund will pay to Waddell & Reed Investment Management Company for each day the fees specified in Exhibit A hereto.

                                    The amounts payable to Waddell & Reed
Investment Management Company shall be determined as of the close of business each day; shall, except as set forth below, be based upon the value of net assets computed in accordance with the Articles of Incorporation of Fund; and shall be paid in arrears whenever requested by Waddell & Reed Investment Management Company. In computing the value of the net assets of Fund, there shall be excluded the amount owed to Fund with respect to shares which have been sold but not yet paid to Fund by Waddell & Reed, Inc.

                                    Notwithstanding the foregoing, if the laws,
regulations or policies of any state in which shares of Fund are qualified for sale limit the operation and management expenses of Fund, Waddell & Reed Investment Management Company will refund to Fund the amount by which such expenses exceed the lowest of such state limitations.

                           VI.      UNDERTAKINGS OF WADDELL & REED INVESTMENT
MANAGEMENT COMPANY; LIABILITIES

                                    Waddell & Reed Investment Management Company
shall give to Fund the benefit of its best judgment, efforts and facilities in rendering advisory services hereunder.

                                    Waddell & Reed Investment Management Company
shall at all times be guided by and be subject to Fund's investment policies, the provisions of its Articles of Incorporation and Bylaws as each shall from time to time be amended, and to the decision and determination of Fund's Board of Directors.

                                    This Agreement shall be performed in
accordance with the requirements of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to Waddell & Reed Investment Management Company, as an investment adviser and affiliated person of Fund, Waddell & Reed Investment Management Company shall comply with the provisions of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the respective rules and regulations of the Securities and Exchange Commission thereunder.

                                    In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Waddell & Reed Investment Management Company, it shall not be subject to liability to Fund or to any stockholder of Fund for any act or omission in the course of or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

                           VII.     DURATION OF THIS AGREEMENT

                                    This Agreement shall become effective at the
start of business on the date hereof and shall continue in effect, unless terminated as hereinafter provided, for a period of one year and from year-to-year thereafter only if such continuance is specifically approved at least annually by the Board of Directors, including the vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority (as so defined) of the outstanding voting securities of each class or series of Fund and by the vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as so defined) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

                           VIII.    TERMINATION

                                    This Agreement may be terminated by
Waddell & Reed Investment Management Company at any time without penalty upon giving Fund one hundred twenty (120) days' written notice (which notice may be waived by Fund) and may be terminated by Fund at any time without penalty upon giving Waddell & Reed Investment Management Company sixty (60) days' written notice (which notice may be waived by Waddell & Reed Investment Management Company), provided that such termination by Fund shall be directed or approved by the vote of a majority of the Board of Directors of Fund in office at the time or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of Fund. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940 and the rules and regulations thereunder.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their corporate seal to be hereunto affixed, all as of the day and year first above written.


(Seal)                     WADDELL & REED FUNDS, INC.


                           By: /s/Rodney O. McWhinney
                              -----------------------
                              Rodney O. McWhinney
                              Vice President

ATTEST:


By: /s/Sharon K. Pappas
    -------------------
Sharon K. Pappas
Secretary

(Seal)                                      WADDELL & REED INVESTMENT
                                            MANAGEMENT COMPANY



                                            By: /s/Robert L. Hechler
                                                ------------------------
                                             Robert L. Hechler
                                             Executive Vice President

ATTEST:



By:  /s/Rodney O. McWhinney
     ----------------------
Rodney O. McWhinney
Secretary

                  EXHIBIT A TO INVESTMENT MANAGEMENT AGREEMENT

                                 W&R FUNDS, INC.

                                  FEE SCHEDULES

A cash fee computed each day on net asset value for each Fund at the annual rates listed below*:

ASSET STRATEGY FUND

Net Assets                                           Fee
----------                                           ---

Up to $1 billion                                     0.70% of net assets

Over $1 billion and up to $2 billion                 0.65% of net assets

Over $2 billion and up to $3 billion                 0.60% of net assets

Over $3 billion                                      0.55% of net assets

CORE EQUITY FUND

Net Assets                                           Fee
----------                                           ---

Up to $1 billion                                     0.70% of net assets

Over $1 billion and up to $2 billion                 0.65% of net assets

Over $2 billion and up to $3 billion                 0.60% of net assets

Over $3 billion                                      0.55% of net assets


HIGH INCOME FUND

Net Assets                                           Fee
----------                                           ---

Up to $500 million                                   0.625% of net assets

Over $500 million and up to $1 billion               0.60% of net assets

Over $1 billion and up to $1.5 billion               0.55% of net assets

Over $1.5 billion                                    0.50% of net assets

INTERNATIONAL GROWTH FUND

Net Assets                                           Fee
----------                                           ---

Up to $1 billion                                     0.85% of net assets

Over $1 billion and up to $2 billion                 0.83% of net assets

Over $2 billion and up to $3 billion                 0.80% of net assets

Over $3 billion                                      0.76% of net assets

LARGE CAP GROWTH FUND

Net Assets                                           Fee
----------                                           ---

Up to $1 billion                                     0.70% of net assets

Over $1 billion and up to $2 billion                 0.65% of net assets

Over $2 billion and up to $3 billion                 0.60% of net assets

Over $3 billion                                      0.55% of net assets

LIMITED-TERM BOND FUND

Net Assets                                           Fee
----------                                           ---

Up to $500 million                                   0.50% of net assets

Over $500 million and up to $1 billion               0.45% of net assets

Over $1 billion and up to $1.5 billion               0.40% of net assets

Over $1.5 billion                                    0.35% of net assets

MID CAP GROWTH FUND

Net Assets                                           Fee
----------                                           ---

Up to $1 billion                                     0.85% of net assets

Over $1 billion and up to $2 billion                 0.83% of net assets

Over $2 billion and up to $3 billion                 0.80% of net assets

Over $3 billion                                      0.76% of net assets

MONEY MARKET FUND

A cash fee computed each day on net asset value for the Fund at the annual rate of 0.40% of net assets.

MUNICIPAL BOND FUND

Net Assets                                           Fee
----------                                           ---

Up to $500 million                                   0.525% of net assets

Over $500 million and up to $1 billion               0.50% of net assets

Over $1 billion and up to $1.5 billion               0.45% of net assets

Over $1.5 billion                                    0.40% of net assets

SCIENCE AND TECHNOLOGY FUND

Net Assets                                           Fee
----------                                           ---

Up to $1 billion                                     0.85% of net assets

Over $1 billion and up to $2 billion                 0.83% of net assets

Over $2 billion and up to $3 billion                 0.80% of net assets

Over $3 billion                                      0.76% of net assets

SMALL CAP GROWTH FUND

Net Assets                                           Fee
----------                                           ---

Up to $1 billion                                     0.85% of net assets

Over $1 billion and up to $2 billion                 0.83% of net assets

Over $2 billion and up to $3 billion                 0.80% of net assets

Over $3 billion                                      0.76% of net assets

TAX-MANAGED EQUITY FUND

Net Assets                                           Fee
----------                                           ---

Up to $1 billion                                     0.65% of net assets

Over $1 billion and up to $2 billion                 0.60% of net assets

Over $2 billion and up to $3 billion                 0.55% of net assets

Over $3 billion                                      0.50% of net assets


*If a Fund's net assets are less than $25 million, Waddell & Reed Investment
  Management Company has agreed to voluntarily waive the management fee, subject to its right to change or modify this waiver.

As Amended and Effective June 30, 2000.

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